UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2019

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ANFC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On June 28, 2019,  Black Ridge Acquisition Corp. (NASDAQ: BRAC) (“BRAC”), a public acquisition vehicle sponsored by Black Ridge Oil & Gas ( “Black Ridge”), filed definitive proxy materials indicating that it intends to convene a Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m. EST on July 9, 2019 at the offices of BRAC’s counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon a proposal to amend (the “Extension Amendment”) BRAC’s amended and restated certificate of incorporation (the “charter”) to extend the date by which BRAC has to consummate a business combination (the “Extension”) from July 10, 2019 to August 10, 2019 (the “Extended Date”).

The Extension Amendment is more fully described in BRAC’s definitive proxy materials filed June 28, 2019.

The purpose of the Extension Amendment is to allow BRAC more time to complete its previously announced initial business combination with Allied Esports and the World Poker Tour in case such additional time is needed.

BRAC’s prospectus for its initial public offering (“IPO”) and its charter provide that BRAC has only until July 10, 2019 to complete a business combination. BRAC’s board determined that it may need additional time to consummate its initial business combination with Allied Esports and the World Poker Tour. Accordingly, BRAC’s board determined that it is in the best interests of BRAC’s stockholders to extend the date that BRAC has to consummate its initial business combination to the Extended Date in case such an additional amount of time is necessary.

Black Ridge has agreed that if the Extension Amendment is approved, it or its affiliates will loan $30,000 to BRAC (the “Contribution”) to be placed in trust for the benefit of each share of common stock issued in BRAC’s IPO (the “public share”) that is not converted in connection with the stockholder vote to approve the Extension. Accordingly, the per-share amount being contributed into the trust account established by BRAC in connection with the IPO (the “trust account”) following the Extension will decrease as the number of public shares being converted decreases, For example, if the maximum number of shares permitted to be converted as described herein are converted, the amount contributed into the trust account per share will be $0.062; alternatively, if no shares are converted, the amount contributed per share will be approximately $0.002. The Contribution will be deposited in the trust account on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed, the conversion amount per share at the meeting for BRAC’s proposed business combination or BRAC’s subsequent liquidation will be approximately $10.30 per share if no shares are converted or approximately $10.36 per share if the maximum number of public shares are converted, in each case without taking into account any interest and less any owed but unpaid taxes, in comparison to the current conversion amount of approximately $10.30 per share (less any owed but unpaid taxes). Black Ridge will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by BRAC to Black Ridge or its affiliates upon consummation of the initial business combination. The loan will be forgiven if BRAC is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If BRAC’s board of directors determines that BRAC will not be able to consummate its initial business combination by the Extended Date and does not wish to seek an additional extension, BRAC would wind up its affairs and redeem 100% of the outstanding public shares.

The holders of public shares may elect to convert their public shares into their pro rata portion of the funds held in the trust account if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights. It is expected that the per-share pro rata portion of the trust account on the date of the Special Meeting will be approximately $10.30 (less any owed but unpaid taxes on the funds in the trust account). The closing price of BRAC’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $0.03 less than if he sold his stock in the open market. BRAC cannot assure stockholders that they will be able to sell their shares of BRAC common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

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If the Extension Amendment proposal is not approved and BRAC is unable to consummate its business combination with Allied Esports and the World Poker Tour by July 10, 2019, as contemplated by BRAC’s IPO prospectus and in accordance with BRAC’s charter, BRAC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account (net of taxes payable) and (iii) thereafter seek to dissolve and liquidate.

BRAC’s board of directors has fixed the close of business on June 10, 2019 as the date for determining BRAC’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of BRAC’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at BRAC’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

After careful consideration of all relevant factors, BRAC’s board of directors has determined that the Extension Amendment proposal is fair to and in the best interests of BRAC and its stockholders, has declared it advisable and recommends that its stockholders vote or give instruction to vote “FOR” such proposal.

BRAC has encouraged its stockholders to read its definitive proxy materials filed June 28, 2019 which include containing detailed information concerning the Extension Amendment and the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ James Moe
James Moe
Chief Financial Officer

Date: July 2, 2019

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